361 MANAGED FUTURES STRATEGY FUND

Investor Class (Ticker Symbol: AMFQX)

Class I Shares (Ticker Symbol: AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND

Investor Class (Ticker Symbol: AGFQX)

Class I Shares (Ticker Symbol: AGFZX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated April 1, 2021, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2021; and the Summary Prospectuses dated March 2, 2021.

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the 361 Managed Futures Strategy Fund and the 361 Global Managed Futures Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Plan of Liquidation authorizes the termination, liquidation and dissolution of the respective Fund. In order to perform such liquidations, effective immediately each Fund is closed to all new investment.

Each Fund will be liquidated on or about April 9, 2021 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Funds, 361 Capital, LLC, the Funds’ advisor, may manage the Funds in a manner intended to facilitate their orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Funds at 1-888-736-1227 (1-888-7361CAP) if you have any questions or need assistance.

Please file this Supplement with your records.